UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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AMERISERV FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF
ANNUAL
MEETING OF
SHAREHOLDERS
AND
PROXY
STATEMENT
AMERISERV FINANCIAL, INC.
P.O. BOX 430
JOHNSTOWN, PENNSYLVANIA 15907-0430
To Be Held April 25, 2006
Mailed to Security Holders March 20, 2006

AmeriServ Financial, Inc.
216 Franklin Street, P. O. Box 430
Johnstown, Pennsylvania 15907-0430
814-533-5158
March 20, 2006
Dear Fellow Shareholder:
    AmeriServ Financial, Inc.’s Annual Meeting of Shareholders will be held Tuesday, April 25, 2006, at 1:30 p.m., Eastern Time, at the Holiday Inn Downtown, Crown Ballroom, 250 Market Street, Johnstown, Pennsylvania 15901-2996.
    The matters to be acted upon at the meeting are:

(a)	the election of five Class II directors; and

(b)	such other matters as may properly come before the AmeriServ Financial, Inc. annual meeting or any adjournment thereof.
    Please review the enclosed material and sign, date and return the proxy card or, if you prefer, vote by telephone or Internet by following the instructions on the proxy card. Regardless of whether you plan to attend the annual meeting in person, please vote now so that the matters coming before the meeting may be acted upon.
    I look forward to seeing you at the annual meeting.

Respectfully yours,

Allan R. Dennison
President & Chief Executive Officer

AmeriServ Financial, Inc.
P. O. Box 430
Johnstown, Pennsylvania 15907-0430
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
March 20, 2006
To the Shareholders:
    NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the Annual Meeting of Shareholders of AmeriServ Financial, Inc. will be held at the Holiday Inn Downtown, Crown Ballroom, 250 Market Street, Johnstown, Pennsylvania 15901-2996, on Tuesday, April 25, 2006, at 1:30 p.m., Eastern Time, for the purpose of considering and voting on the following matters:

1.	Election of five Class II directors for a term of three years from the date of election and until their successors shall have been elected and qualified (Matter No. 1); and

2.	Such other business as may properly come before the meeting or any adjournment thereof.
    Only those shareholders of record at the close of business on March 3, 2006, shall be entitled to notice of and to vote at the meeting. A proxy statement, a proxy card and a self-addressed postage prepaid envelope are enclosed. Please complete, sign and date the proxy card and return it promptly in the envelope provided or, if you prefer, vote by telephone or Internet by following the instructions on the proxy card. If you attend the meeting, you may revoke your proxy and vote in person.
    This notice, the accompanying proxy statement and form of proxy are sent to you by order of the Board of Directors.

Sharon M. Callihan,
Corporate Secretary
Johnstown, Pennsylvania
March 20, 2006

AMERISERV FINANCIAL, INC.
P.O. Box 430
Johnstown, Pennsylvania 15907-0430
PROXY STATEMENT
GENERAL
Introduction
    This proxy statement and enclosed proxy card are being mailed to the shareholders of AmeriServ Financial, Inc. (“ASRV” or the “Company”) on or about March 20, 2006, in connection with the solicitation of proxies by the Board of Directors of ASRV. The proxies will be voted at the Annual Meeting of Shareholders of ASRV to be held on Tuesday, April 25, 2006, at 1:30 p.m., Eastern Time, at the Holiday Inn Downtown, Crown Ballroom, 250 Market Street, Johnstown, Pennsylvania 15901-2296 (the “Annual Meeting”). ASRV’s Annual Report for the year ended December 31, 2005, accompanies this proxy statement. It should not be regarded as proxy solicitation material. AmeriServ Financial, Inc. is the holding company for AmeriServ Financial Bank doing business as AmeriServ Financial (the “Bank”) and AmeriServ Trust & Financial Services Company.
Solicitation of Proxies
    The cost of the solicitation of proxies will be borne by ASRV. In addition to the use of the mail, some directors and officers of ASRV may solicit proxies, without additional compensation, in person, by telephone, telegram, or otherwise. Arrangements may be made by ASRV with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and ASRV may reimburse them for reasonable expenses they incur in so doing.
Voting Securities
    As of the close of business on March 3, 2006 (the “Record Date”), there were outstanding 22,116,442 shares of common stock, par value $2.50 per share (the “ASRV Common Stock”), the only class of capital stock of ASRV outstanding. Holders of record of ASRV Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Except with respect to the election of directors, each shareholder is entitled to one vote for each share held. Holders of ASRV Common Stock are entitled to cumulate their vote in the election of directors.
    If a shareholder participates in ASRV’s Dividend Reinvestment and Common Stock Purchase Plan, the proxy card included with this proxy statement represents the number of shares registered in the shareholder’s name and the number of shares, including fractional shares, credited to the shareholder’s Dividend Reinvestment and Common Stock Purchase Plan account.
    If the enclosed proxy card is appropriately marked, signed and returned in time to be voted at the Annual Meeting, or if a shareholder votes by telephone or Internet in accordance with the instructions on the proxy card, the shares represented by the proxy will be voted in accordance with the shareholder’s instructions. Signed proxies not marked to the contrary will be voted “FOR” the election of the nominees for ASRV’s Board of Directors.

Right of Revocation
    Proxies may be revoked at any time before they have been exercised by filing with the Corporate Secretary of ASRV an instrument of revocation or a duly executed proxy bearing a later date. Any shareholder attending the Annual Meeting also may revoke a previously granted proxy by voting in person at the Annual Meeting.
Quorum
    Under ASRV’s Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the Annual Meeting.
Principal Shareholders
    The following table sets forth information regarding persons or entities ASRV’s management believes own of record or beneficially, as of March 3, 2006, 5% or more of the outstanding shares of ASRV Common Stock.

	Amount of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Common Stock

Crestview Capital Master, LLC(1)	1,177,760	5.33%
95 Revere Drive, Suite A Northbrook, Illinois 60062

Dimensional Fund Advisors Inc.(2)	1,299,726	5.88%
1299 Ocean Avenue — 11th Floor Santa Monica, California 90401

Financial Stocks Capital Partners III L.P.(3)	2,180,000	9.86%
441 Vine Street, Suite 507 Cincinnati, Ohio 45202

Heartland Advisors, Inc.(4)	1,141,900	5.17%
789 North Water Street Milwaukee, Wisconsin 53202

Wellington Management Company, LLP(5)	1,498,200	6.78%
75 State Street Boston, Massachusetts 02109

(1) Crestview Capital Master, LLC is a limited liability company engaged in the business of purchasing, selling, trading and investing in securities and other business interests.
(2) Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trust and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over 1,299,726 shares of ASRV Common Stock as of December 31, 2005. The Funds own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.
(3) Financial Stocks Capital Partners III L.P. (“Financial”) is a private equity partnership. The general partner is an affiliate of Financial Stocks, Inc., a registered investment advisor.
(4) Founded in 1983, Heartland Advisors provides investment advisory services to individuals, investment advisors, institutional and separate accounts.
(5) Wellington Management Company, LLP is a private partnership, which focuses exclusively on the business of investment management.

MATTER NO. 1
ELECTION OF ASRV DIRECTORS
General
    Under ASRV’s Articles of Incorporation, the total number of directors may be determined by either a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting. The number of directors for 2006 has been set by the Board at 16. The Board has determined that all directors are independent, pursuant to the listing standards of The NASDAQ National Market (“NASDAQ”) except Craig G. Ford, the non-executive Chairman of the Board and former President and CEO, and Allan R. Dennison, the current President and CEO of the Company. Under applicable NASDAQ listing rules, Mr. Ford will become independent three years after the date of his resignation as an employee, which will occur on April 1, 2007.
    ASRV’s Board of Directors, as provided in its Articles of Incorporation, is divided into three classes, each being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified. Under ASRV’s Bylaws, a person elected to fill a vacancy on the Board of Directors serves as a director for the remaining term of office of the class to which he or she was elected.
Nominees and Continuing Directors
    The Board of Directors fixed the number of directors in Class II at five and has nominated J. Michael Adams, Jr., Edward J. Cernic, Sr., Margaret A. O’Malley, Mark E. Pasquerilla, and Thomas C. Slater for election as Class II directors for three-year terms to expire at the 2009 Annual Meeting of Shareholders, and until their successors are duly elected and qualified. Directors Adams, Cernic, O’Malley, Pasquerilla, and Slater were elected by the shareholders at the 2003 Annual Meeting. The remaining directors will continue to serve in accordance with their previous election with the terms of the Class I and Class III directors expiring in 2008 and 2007, respectively.
    The Bylaws of ASRV permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. All nominations for director to be made at the Annual Meeting by shareholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the President of ASRV not less than 90 days nor more than 120 days prior to the Annual Meeting. Such notice must contain the following information: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of ASRV that will be voted; (d) the total number of shares of capital stock of ASRV that will be voted for each proposed nominee; (e) the name and residence address of the notifying shareholder; and (f) the number of shares of capital stock of ASRV owned by the notifying shareholder. No notice of nomination for election as a director has been received from any shareholder. Any nomination that does not comply with the procedures required by the Bylaws and any vote cast at the Annual Meeting for any candidate not duly nominated shall be disregarded.
    With respect to the election of directors, each shareholder has the right to vote, for each share of ASRV Common Stock held by the shareholder, as many votes as shall equal the number of directors to be elected, and the shareholder, or the shareholder’s proxy, may cast the whole number of votes for one nominee or distribute them among two or more nominees. If a signed proxy contains no direction regarding the distribution of votes, the proxies will have authority to cumulate votes in their discretion, except to the extent a shareholder withholds such authority on the form of proxy. The five persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class II directors. Abstentions and broker non-votes will not constitute or be counted as “votes” cast for purposes of the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.
    Except as noted above, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of ASRV and each of whom has expressed his or her willingness to serve, or for any substitute nominee or nominees designated by the ASRV Board of Directors in the event any nominee or nominees become unavailable for election. The ASRV Board of Directors has no reason to believe that any of the nominees will not serve if elected.
    The following tables set forth as to each of the nominees for election as a Class II director and as to each of the continuing Class I and Class III directors, his or her age, principal occupation and business experience, the period during which he or she has served as a director of ASRV, or an affiliate or predecessor and other business relationships. There are no family relationships between any of the listed persons.
Nominees for Election As
Class II Directors - Term Expires in 2009

			Directorship
			in other
		Director	Reporting
Name and Principal Occupation(1)	Age	Since(2)	Companies

J. Michael Adams, Jr.	44	2000	None
Attorney-at-Law, Adams & Foley, LLC
Edward J. Cernic, Sr.	73	1998	None
President & CEO, Cernic Enterprises, Inc.
Margaret A. O’Malley	46	1997	None
Attorney-at-Law, Yost & O’Malley
Mark E. Pasquerilla
Chairman & CEO, Crown Holding Company and Crown Hotel Holding Company; Chairman, CEO & President, Crown American Enterprises, Inc.	46	1997	Pennsylvania Real Estate Investment Trust
Thomas C. Slater	63	1980	None
Owner, President & Director, Slater Laboratories, Inc.
Continuing Class I Directors - Term Expires in 2008

			Directorship
			in other
		Director	Reporting
Name and Principal Occupation(1)	Age	Since(2)	Companies

Allan R. Dennison	59	2005	None
President & Chief Executive Officer, ASRV
James M. Edwards, Sr.	66	1984	None
Retired President & Chief Executive Officer, WJAC, Incorporated
Very Rev. Christian R. Oravec	68	1990	None
Minister Provincial of the Franciscan Friars
Howard M. Picking, III	68	1970	None
Chairman, The Picking Company; Retired Chairman & CEO, Miller-Picking Corporation
Sara A. Sargent	58	1996	None
Owner/ President, The Sargent’s Group
Robert L. Wise	62	1986	None
Retired President, Pennsylvania Electric Company, GPU Genco, Inc., GPU International, Inc. and GPU Energy, Inc.

Continuing Class III Directors - Term Expires in 2007

			Directorship
			in other
		Director	Reporting
Name and Principal Occupation(1)	Age	Since(2)	Companies

Daniel R. DeVos	63	1991	None
President & CEO, Concurrent Technologies Corporation
James C. Dewar	68	1974	None
President & CEO, Geo. C. Dewar, Inc.; Retired President & CEO, Dewar’s Car World
Bruce E. Duke, III, M.D.	62	1987	None
Surgeon, Valley Surgeons, Inc.
Craig G. Ford	76	2003	None
Non-executive Chairman, AmeriServ Financial, Inc.
Kim W. Kunkle	51	1984	None
President & CEO, Laurel Holdings, Inc.

(1)	All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years except Directors Adams, Pasquerilla, Dennison, Oravec and Ford. Director Adams was a partner at Cipriani & Werner from 2002 to 2004, and prior to that, he was a partner at McGuireWoods LLP. Director Pasquerilla was formerly Chairman, President and CEO of Crown American Realty Trust, which was purchased by Pennsylvania Real Estate Investment Trust. Prior to becoming President and CEO of ASRV in February 2004, Director Dennison served as President and CEO of Swineford National Bank from 2001 to 2004, and prior to that, he was Senior Vice President of Huntington National Bank. Until July 2004, Director Oravec was the President of St. Francis College. Prior to assuming the position of Chairman, Director Ford acted as an independent financial consultant to various banking institutions and continues to act in such capacity.

(2)	Reflects the earlier of the first year as a director of ASRV, the Bank, or Johnstown Savings Bank.

Security Ownership of Management
    The following table sets forth information concerning the number of shares of ASRV Common Stock beneficially owned, as of March 3, 2006, by each present director, nominee for director, and each executive officer named in the compensation table set forth elsewhere herein.

	Amount and
	Nature of
	Beneficial	Percent
Name of Beneficial Owner(1)	Ownership(2)	of Class

J. Michael Adams, Jr.(3)	62,284	*
Edward J. Cernic, Sr.	82,255	*
Allan R. Dennison	54,809	*
Daniel R. DeVos	9,285	*
James C. Dewar	93,216	*
Bruce E. Duke, III, M.D.	30,680	*
James M. Edwards, Sr.	38,267	*
Craig G. Ford	8,713	*
Dan L. Hummel	33,704	*
Kim W. Kunkle(4)	46,867	*
Gary M. McKeown	14,500	*
Margaret A. O’Malley(5)	249,301	1.1
Very Rev. Christian R. Oravec	7,660	*
Mark E. Pasquerilla(6)	343,194	1.5
Howard M. Picking, III(7)	52,628	*
Sara A. Sargent	123,187	*
Thomas C. Slater	39,792	*
Jeffrey A. Stopko	30,873	*
Ronald W. Virag	38,600	*
Robert L. Wise	45,560	*
Officers, Directors and Nominees for Director as a Group (20 persons)	1,405,375	6.3

*	Less than 1%

(1)	Except as noted below, each of the identified beneficial owners, including the officers, directors and nominees for director, has sole investment and voting power as to all the shares beneficially owned with the exception of those held jointly by certain officers, directors and nominees for director with their spouses or directly by their spouses or other relatives.

(2)	Includes shares of ASRV Common Stock that may be acquired within sixty (60) days of the Record Date upon the exercise of presently exercisable stock options that were granted under the 1991 Stock Option Plan and the 2001 Stock Incentive Plan as follows: 40,000, 20,370, 12,500, 20,400, 19,100, and 112,370 held by Dennison, Hummel, McKeown, Stopko, Virag and the group, respectively. In addition, Dennison and McKeown hold options to acquire ASRV common stock that first become exercisable, in part, during or after May 2006, and therefore are excluded.

(3)	Total number of shares includes J. Michael Adams, Jr. as voting trustee of 23,897 shares of ASRV Common Stock held by Jerome M. Adams and Elizabeth Adams under a Voting Trust Agreement dated January 31, 2002.

(4)	Includes 19,203 shares held by Laurel Management Retirement Plan of which Mr. Kunkle is a trustee and 3,000 shares held by Laurel Holdings, Inc. of which Mr. Kunkle is an officer and with respect to each has voting and investment power.

(5)	Total number of shares include Margaret A. O’Malley as voting trustee of 105,248 shares of ASRV Common Stock held by James F. O’Malley and Jean O’Malley under a Voting Trust Agreement dated March 3, 1997.

(6)	Includes 287,150 shares of ASRV Common Stock held by Crown American Enterprises, Inc. of which Mark E. Pasquerilla is an officer and 45,500 shares held by Marenrico Partnership of which Mr. Pasquerilla is one of the partners.

(7)	Includes 366 shares owned by The Picking Company of which Mr. Picking is Chairman.
Section 16(a) Beneficial Ownership Reporting Compliance
    All reports required by Section 16(a) were filed on time except for a report filed by James C. Dewar, who reported late with respect to a purchase of ASRV common stock made on March 8, 2005. The report on Form 4 was required to be filed on March 10, 2005, but it was not filed until March 14, 2005.
Board and Committees
    The Board of Directors has various standing committees, including an Audit Committee, an Executive Committee, an Investment/ ALCO Committee, a Management Compensation Committee, and a Nominating Committee. Directors are expected to attend meetings of the Board, meetings of the committees on which they serve and the ASRV Annual Meeting. During 2005, the Board of Directors held 15 meetings, the Audit Committee held 11 meetings, the Executive Committee held no meetings, the Investment/ ALCO Committee held five meetings, the Management Compensation Committee held four meetings, and the Nominating Committee held four meetings. Each director attended at least 75% of the combined total of meetings of the Board of Directors and of each committee of which he/she was a member. Each director attended ASRV’s 2005 Annual Meeting. There were two executive sessions of the Board of Directors excluding management.
    The Executive Committee serves as a resource for management to seek guidance on issues between regularly scheduled meetings or with respect to matters that generally do not warrant calling a special Board meeting. In addition, from time to time, the Executive Committee is asked to study strategic issues in greater depth than may be practical for the Board as a whole. The Executive Committee is comprised of Directors Pasquerilla (Chair), O’Malley (Vice Chair), Adams, Cernic, Dewar, Kunkle, Sargent and Ford.
    The Audit Committee is comprised of Directors Dewar (Chair), O’Malley (Vice Chair), Adams, DeVos, Duke, Ford, Oravec, Picking, Sargent and Wise, each of whom is independent in the judgment of the Board of Directors except Mr. Ford, who will become independent three years after the date of his resignation as an employee, which occurred on March 31, 2004. Mr. Ford served as the Audit Committee financial expert pursuant to a NASDAQ transition rule that allows a non-independent director to serve as an audit committee financial expert for two years. This two-year transition period expires on March 31, 2006. After that date, the Audit Committee will no longer have a designated financial expert. ASRV believes that an audit committee financial expert is not necessary because, on a composite basis, the members of the Audit Committee possess all of the attributes required of an audit committee financial expert. As the non-executive Chairman of ASRV, it is appropriate that Mr. Ford be aware of all decisions, actions and deliberations made by the Audit Committee. Therefore, the Board of Directors has appointed Mr. Ford as an ex officio member of the Audit Committee effective April 1, 2006. So long as Mr. Ford is not independent under applicable NASDAQ listing requirements, the Audit Committee, at the request of any member of the Audit Committee, may require Mr. Ford to excuse himself from any Audit Committee meeting.
    The Audit Committee is responsible for the appointment, compensation, oversight, and termination of ASRV’s independent auditors. The Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of ASRV’s financial statements, ASRV’s compliance with applicable legal and regulatory requirements and the performance of ASRV’s internal audit function. The Committee also is responsible for, among other things, reporting to ASRV’s Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in ASRV’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the

Audit Committee regularly evaluates the independent auditors’ independence from ASRV and ASRV’s management, including approving consulting and other legally permitted, non-audit services provided by ASRV’s auditors and the potential impact of the services on the auditors’ independence. The Committee meets periodically with ASRV’s independent auditors and ASRV’s internal auditors outside of the presence of ASRV’s management, and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The Committee reviews and discusses with management earnings releases, including the use of pro forma information (if applicable). The Committee also discusses with management and the independent auditors the effect of accounting initiatives. The Committee also is responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters.
    The Nominating Committee is comprised of Directors O’Malley (Chair), Cernic (Vice Chair), Adams, DeVos, Kunkle, Pasquerilla, Picking, Sargent and Slater, each of whom is independent in the judgment of the Board of Directors. The Nominating Committee is responsible for nominating individuals to stand for election as directors at the Annual Meeting of Shareholders, assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, recommending to the Board qualified individuals to fill such vacancy, and recommending to the Board, on an annual basis, nominees for each Board committee. The Committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board, including, but not limited to diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the Board and ASRV and such other criteria as the Committee determines to be relevant at the time. The Committee has the power to apply this criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by ASRV’s listing agreement with NASDAQ and all applicable federal laws in connection with such identification process. The Nominating Committee will consider nominees recommended by shareholders and, in considering such candidates, the Committee will apply the same criteria it applies in connection with nominating committee-recommended candidates. Shareholders may nominate persons for election as directors in accordance with the procedures set forth in Section 1.3 of ASRV’s Bylaws. Notification of such nomination, containing the required information, must be mailed or delivered to the President of ASRV not less than 90 days or more than 120 days prior to the Annual Meeting.
    The Investment/ ALCO Committee is comprised of Directors Slater (Chair), Kunkle (Vice Chair), Dennison, Dewar, Edwards, Ford, Oravec, Pasquerilla, and Picking, Chief Financial Officer Stopko, and Ray Fisher, ASRV’s Chief Investment Officer. This Committee is responsible for overseeing the investment policy of the Company and monitoring interest rate, liquidity and market risk.
    The Management Compensation Committee is comprised of Directors O’Malley (Chair), Pasquerilla (Vice Chair), Adams, Cernic, DeVos, Dewar, Picking and Slater, each of whom is independent in the judgment of the Board of Directors. The Management Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of corporate officers. No director who is eligible to receive any benefit under plans administered by the Management Compensation Committee, except for benefits payable to directors under the Independent Directors Annual Retainer Plan (the Committee’s administration of which is limited to coordinating the payment of a predetermined retainer) and the 2001 Stock Incentive Plan which was previously approved by the shareholders on April 24, 2001, may serve on the Management Compensation Committee. See “Executive Compensation” herein.
Compensation of Directors
    Executive officers of ASRV who are directors or members of committees of the ASRV Board of Directors or its subsidiaries receive no compensation for such positions. In 2005, independent directors of ASRV received a retainer of $6,000 payable in ASRV Common Stock. In 2005, all ASRV and Bank Board meetings were held jointly but with separate agendas and minutes. Directors were paid a total of $450.00 for their attendance at each joint ASRV and Bank Board meeting. Directors were paid $400.00 for their attendance at certain committee meetings of the ASRV Board of Directors. However, directors frequently were not compensated for specially-called committee meetings, telephonic meetings or committee meetings convened for a limited purpose, such as the Audit Committee’s review of the quarterly earnings release. Beginning April

2004, Mr. Craig Ford assumed the position of non-executive Chairman of ASRV, and in his capacity as such Chairman, he receives a monthly retainer of $4,000. In addition, the Board of Directors granted a bonus in the amount of $14,993.07, paid in common stock to Mr. Ford in 2005, for the successful capital offering that occurred in 2004. Certain independent directors of ASRV also are directors of the Bank and AmeriServ Trust and Financial Services Company (the “Trust Company”). Directors serving on the Board of Directors of the Trust Company were compensated for their services by a payment of $450.00 for each Board of Directors meeting attended. A fee of $400.00 was paid for certain Bank and Trust Company committee meetings attended, but directors frequently were not compensated for specially-called committee meetings, telephonic meetings or committee meetings convened for a limited purpose. Directors who serve on the board of AmeriServ Associates, Inc. receive no remuneration, but directors who serve on the board of AmeriServ Life Insurance Company did receive remuneration of $450 in 2005.
Executive Compensation
Board Compensation Committee Report on Executive Compensation
    The following is a report by the Management Compensation Committee of the Board of Directors of the Company. The objectives of the report are to provide shareholders with a clear explanation of the overall executive compensation philosophy, strategies, and specific executive compensation plans, and to meet all proxy disclosure rules relating to executive compensation established by regulatory bodies.
Management Compensation Committee
    The Management Compensation Committee (the “Committee”) is comprised of eight (8) non-employee, independent directors appointed from the Board of Directors of ASRV. The Committee met four times in 2005.
    The Committee seeks to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting the Company’s need to attract and retain competent executive management. The Committee develops an executive compensation policy, along with supporting executive compensation plans and programs, and ensures that they:

-	Emphasize the enhancement of shareholder value

-	Support the acquisition and retention of competent executives

-	Deliver the total executive compensation package in a cost-effective manner

-	Reinforce key business objectives

-	Provide competitive compensation opportunities for competitive results

-	Encourage management ownership of ASRV Common Stock

-	Comply with applicable regulations
    The role of the Committee is to collect and analyze comparative executive compensation information from relevant peer groups, to approve executive salary adjustments, to recommend executive discretionary incentive/bonus plans, and to administer the ASRV 2001 Stock Incentive Plan. Additionally, from time to time, the Committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.
Executive Compensation Policy
    The executive compensation policy expresses the philosophy of the Board of Directors toward program participation, relevant peer comparisons, and plan design, and, as such, represents an important part of the overall executive compensation program. The policy provides guidance to the Committee and, within the overall objectives of equity and regulatory compliance, acts as a standard against which program performance can be measured.

    The executive compensation program is designed to encourage decisions and actions that have a positive impact on the overall performance of ASRV. For that reason, participation is focused on executive officers who have the greatest opportunity to influence the achievement of strategic corporate objectives.
    As part of the overall program, the executive compensation policy defines pay practices and addresses each of the major components of the executive pay program, as summarized below.

1.	A market-competitive executive base salary program, combined with a formal performance appraisal system that focuses awards that are integrated with strategic corporate objectives.

2.	Base benefits that are generally available to all employees, supplemented by non-qualified supplemental arrangements, where appropriate.

3.	At-risk (incentive) compensation that aligns management’s financial interests with those of ASRV shareholders, encourages management ownership of ASRV Common Stock, supports the achievement of corporate short and long-term financial objectives, and provides competitive cash and equity reward opportunities.

4.	Comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to ASRV and its subsidiaries, for positions comparable to those held by the executive officers identified in the Summary Compensation Table included herein (the “Named Officers”). Some national information is used for comparative compensation survey data, but most of the data is taken from a peer group of bank holding companies in the Northeast.
Relationship Of Performance Under Compensation Plans
    ASRV utilizes two components of the executive compensation program to establish and maintain the desired relationship between executive pay and performance.
    The first component, the formal performance appraisal system, relates to potential annual salary adjustments. Quantitative and qualitative performance factors are established for each executive position and, at least on an annual basis, the performance of the incumbent executive is evaluated against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.
    The second component of ensuring the desired relationship between executive pay and performance relates to the Committee’s role in administering the ASRV 2001 Stock Incentive Plan and recommending executive discretionary cash incentive/bonus awards. Cash and equity at-risk compensation awards are recommended by the Committee to the Board of Directors when, in the judgment of Committee members, such awards are justified by the performance of executive officers in relation to the performance of the Company.
2005 Chief Executive Officer Compensation
    Mr. Allan R. Dennison, President and CEO of ASRV, was paid a base salary of $300,000. Pursuant to his employment agreement, on February 10, 2004, the date he commenced his employment, Mr. Dennison was granted options to acquire 60,000 shares of ASRV Common Stock under the 2001 Stock Incentive Plan, which was approved by the shareholders at the 2001 Annual Meeting. Mr. Dennison was also reimbursed for his moving expenses in the amount of $24,225.
IMPACT OF OMNIBUS BUDGET RECONCILIATION ACT OF 1993
    The Omnibus Budget Reconciliation Act of 1993 (OBRA) Section 162(m) prohibits a publicly owned company from taking a compensation tax deduction for annual compensation in excess of $1,000,000 for any of the Named Officers. However, to the extent that it is performance-based and certain guidelines are met, compensation in excess of $1,000,000 is exempt from this limitation.

    The Committee does not believe that the deduction limit imposed by OBRA will affect compensation deductibility given the compensation opportunities of the Named Officers under the ASRV existing executive compensation programs. The Committee notes that none of the Named Officers received annual compensation in excess of $1,000,000. The Committee will continue to evaluate the potential impact of Section 162(m) and take such actions as it deems appropriate.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    Directors O’Malley (Chair), Pasquerilla (Vice Chair), Adams, Cernic, DeVos, Dewar, Picking and Slater have served as members of the Management Compensation Committee since July 2000. Each member is excluded from participation in any plan administered by the Management Compensation Committee while serving as a member, except for participation in the Independent Directors’ Annual Retainer Plan (the Management Compensation Committee’s administration of which is limited to coordinating the payment of a predetermined retainer) and the 2001 Stock Incentive Plan which was previously approved by the shareholders on April 24, 2001.
    No executive officer of ASRV serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or Compensation Committee of ASRV.
    This “Board Compensation Committee Report on Executive Compensation” is furnished by Directors O’Malley (Chair), Pasquerilla (Vice Chair), Adams, Cernic, DeVos, Dewar, Picking, and Slater.
Compensation Paid to Executive Officers
    The following table sets forth information for the three years ended December 31, 2005, concerning the annual and long-term compensation of the Named Officers for services in all capacities to ASRV and its subsidiaries.
Summary Compensation Table

	Annual Compensation					Long-Term Compensation

					Other	Restricted	Securities
Name, Age and					Annual	Stock	Underlying		All Other
Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)	Awards ($)	Options (#)		Compensation ($)(1)

Allan R. Dennison, 59	2005	300,000	—		—	—	—		33,002
President and CEO of	2004	267,116	25,000	(2)	—	—	60,000	(3)	5,791
ASRV and AmeriServ Financial Bank
Ronald W. Virag, 60	2005	142,792	5,567	(4)	—	—	—		9,466
President and CEO of	2004	138,667	14,569		—	—	—		9,149
AmeriServ Trust and	2003	138,667	9,315		—	—	—		8,230
Financial Services Company
Jeffrey A. Stopko, 43	2005	133,160	—		—	—	—		264
Senior Vice President	2004	125,860	10,500	(2)	—	—	—		236
and CFO of ASRV	2003	123,360	—		—	—	—		236
Dan L. Hummel, 53	2005	120,000	—		—	—	—		8,602
Senior Vice President	2004	116,283	1,500	(2)	—	—	—		8,201
Retail Banking and	2003	106,758	—		1,556	—	—		7,932
Marketing of AmeriServ Financial Bank
Gary M. McKeown, 61	2005	119,000	—		—	—	—		14,719
Senior Vice President	2004	116,000	—		—	—	—		15,060
and Chief Lending	2003	109,750	—		—	—	10,000		10,326
Officer of AmeriServ Financial Bank

(1)	Includes (a) premiums paid by ASRV and its subsidiaries for life insurance policies with coverage limits above $50,000 for each of the Named Officers; (b) country club dues for Dennison, Hummel, McKeown and Virag; (c) allowance for personal car use for Dennison, Hummel, McKeown, and Virag; and (d) moving expenses for Dennison in the amount of $24,225.

(2)	The Board of Directors granted a bonus paid in common stock to Messrs. Dennison and Stopko for the successful capital offering in 2004. Messrs. Hummel and Stopko were awarded bonuses by Mr. Dennison in his capacity as President and CEO.

(3)	Options to acquire 60,000 shares of ASRV Common Stock were granted on February 10, 2004 under the 2001 Stock Incentive Plan to Mr. Dennison pursuant to his employment agreement. The options vest in three equal annual installments over a three-year period ending February 10, 2007.

(4)	Represents amount paid to Mr. Virag under the ASRV Trust and Financial Services Company Incentive Plan.
Option Grants Table
    No stock options were granted to any of the Named Officers in 2005.
Option Exercises and Year-End Value Table
    The following table sets forth information concerning the exercise of options to purchase ASRV Common Stock by the Named Officers during the year ended December 31, 2005, as well as the number of securities underlying unexercised options and the potential value of unexercised options (both options that were presently exercisable and options that were not exercisable) as of December 31, 2005.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUE

			Number of Securities		Value of
			Underlying Unexercised Options		In-the-Money Options
	Shares Acquired		at December 31, 2005		at December 31, 2005(3)
	on	Value
Name	Exercise (#)(1)	Realized ($)	Exercisable (#)(2)	Unexercisable (#)(2)	Exercisable ($)	Unexercisable ($)

Allan R. Dennison	0	0	20,000	40,000	0	0
Ronald W. Virag	0	0	19,100	0	0	0
Jeffrey A. Stopko	0	0	20,400	0	0	0
Dan L. Hummel	0	0	20,370	0	0	0
Gary M. McKeown	0	0	11,667	3,333	10,767	308

(1)	No option exercises occurred in 2005.

(2)	As required, all exercisable and unexercisable options are shown as of December 31, 2005.

(3)	“In-the-money options” are stock options with respect to which the market value of the underlying shares of ASRV Common Stock exceeded the exercise price at December 31, 2005. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying shares of ASRV Common Stock at December 31, 2005. Fair market value was determined by reference to the average of the high and low sale prices of ASRV Common Stock as quoted on the NASDAQ Stock Market.
Retirement Plans
Pension Plan
    The Bank maintains a qualified defined benefit retirement plan for its employees (the “Bank Plan”). Remuneration as of January 1, 2004, for pension benefit purposes is total cash remuneration paid to an employee for a calendar year, including base salary, wages, commissions, overtime, bonuses and any other form of extra cash compensation and any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations) or under a “cafeteria plan” (as defined in Section 125 of the Code and applicable regulations). An employee’s benefit under the Bank Plan is determined on the basis of Final Average Compensation, which means the average annual compensation (as defined by the Bank Plan) received by an employee in the five consecutive years out of the ten ending before the employee’s termination of employment for which the average is highest.
    The Bank made a $2,000,000 contribution to the Bank Plan in December 2005 for the 2005 plan year.
    The following table indicates the annual retirement benefit that would be payable under the Bank Plan upon retirement at age 65 in calendar year 2005, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below.
YEARS OF SERVICE AND BENEFITS PAYABLE AT RETIREMENT

Final
Average
Compensation		15	20	25	30	35

$15,000		$5,550	$5,550	$5,550	$5,550	$5,550
$25,000		$9,250	$9,250	$9,250	$9,250	$9,250
$40,000		$14,800	$14,800	$14,800	$14,800	$14,800
$60,000		$22,200	$22,200	$22,200	$22,200	$22,200
$90,000		$33,300	$33,300	$33,300	$33,300	$33,300
$100,000		$37,000	$37,000	$37,000	$37,000	$37,000
$120,000		$44,400	$44,400	$44,400	$44,400	$44,400
$140,000		$51,800	$51,800	$51,800	$51,800	$51,800
$160,000		$59,200	$59,200	$59,200	$59,200	$59,200
$180,000		$66,600	$66,600	$66,600	$66,600	$66,600
$200,000		$74,000	$74,000	$74,000	$74,000	$74,000
$210,000	(1)	$75,850	$75,850	$75,850	$75,850	$75,850

(1)	Effective for retirements on or after January 1, 1994, annual compensation for Bank Plan purposes could not exceed $150,000 plus any increases indexed to cost of living adjustments. Employees with compensation exceeding $150,000 in years before 1994 may have larger “preserved benefits.” Due to the Economic Growth and Tax Relief Reconciliation Act of 2001, the annual compensation limit increased to $200,000 plus any increases indexed to cost of living adjustments.
    The above benefits are paid for the life of the employee with a right of survivorship with respect to ten years of post-retirement benefits. Other optional forms of benefit are available in actuarially equivalent amounts. Current remuneration covered by the Bank Plan in 2005 for Messrs. Dennison, Hummel, McKeown, Stopko, and Virag was $331,967, $128,078, $132,214, $143,155, and $155,932 respectively. As of December 31, 2005, Mr. Dennison was credited with 2 years of service, Mr. Hummel was credited with 12 years of service, Mr. McKeown with 3 years of service, Mr. Stopko with 19 years of service, and Mr. Virag with 11 years of service.
    Effective January 1, 1986, the ASRV Board of Directors adopted the Bank Plan for the benefit of employees of ASRV on the same terms and conditions as for employees of the Bank. Contributions made by ASRV are limited to those employees whose earnings are paid by ASRV.
Employment and Change in Control Agreements
    Mr. Dennison entered into an employment agreement with ASRV on January 16, 2004. The employment agreement provides for a five-year term, subject to the ability of either party to terminate the agreement upon

60 days’ notice. Under the agreement, Mr. Dennison is paid a base salary of $300,000 and he has agreed that this salary will not be adjusted for merit increases until calendar year 2008. In addition, Mr. Dennison is entitled to receive reimbursement for his moving expenses. On February 10, 2004, Mr. Dennison was also granted options to acquire 60,000 shares of ASRV Common Stock, which vest in three equal annual installments beginning February 10, 2005. Mr. Dennison is eligible to participate in certain executive and other employee benefits offered by ASRV, including all retirement and welfare plans, subject to normal eligibility and vesting provisions.
    During the initial three years of the employment agreement, if there is a change in control of ASRV (as defined) and Mr. Dennison is terminated or certain other enumerated events occur, Mr. Dennison is entitled to be paid an amount equal to 2.99 times the average calendar year salary and bonus he was paid during his employment in 36 monthly installments. Alternatively, Mr. Dennison may elect to receive a lump sum payment equal to 75% of this amount. He also will be entitled to participate in ASRV retirement and welfare plan benefits for three years after termination or, if participation is not permitted under the terms of the relevant plan, receive cash equal to the benefit forfeited. Any amount paid or benefit conferred by ASRV pursuant to the employment agreement or pursuant to any other plan or arrangement as a result of a change in control is subject to the limitation that ASRV will reduce the amount paid or benefit conferred so that no portion of the payment or benefit would be subject to excise tax under section 4999 of the Code. Mr. Dennison will be permitted to select which payment or benefit to reduce in order to meet this requirement.
    If ASRV terminates Mr. Dennison other than for cause and prior to any change in control, Mr. Dennison will be paid his base salary and be entitled to benefits coverage for the remainder of the term of the employment agreement but in no event for less than two years. The obligation to provide this severance benefit is conditioned upon the execution by Mr. Dennison of an Agreement and Release that obligates Mr. Dennison to cooperate with ASRV with respect to certain post-separation matters and releases ASRV from any liability in connection with his employment or termination of employment.
    In 1994, ASRV entered into Change in Control Agreements (the “Agreements”) with Mr. Ronald W. Virag and in 2002 with Dan L. Hummel and Jeffrey A. Stopko, pursuant to which ASRV agreed to provide the executives with severance benefits upon the occurrence of certain enumerated events (“Triggering Events”) following a change in control of ASRV (“Change in Control”) (as defined in the Agreements). The initial term of the Agreements was three years, subject to an automatic one year extension on each anniversary date thereof, unless either party gives notice to the other of an intention not to renew. Under the Agreements, upon the occurrence of a Triggering Event following a Change in Control, Messrs. Virag, Hummel and Stopko would be entitled to receive approximately 1.0 times their combined salary and bonus, which will be determined by reference to the average of the executive’s combined salary and bonus in the preceding five years. The executives, in their discretion, may receive these payments in a lump sum or on a monthly installment basis. The Agreements also entitle the executives to continued participation in the employee benefits plans of ASRV for a period of one year. In addition, the Agreements provide that options held by the executives to acquire ASRV Common Stock, to the extent not currently exercisable, will become immediately exercisable upon the occurrence of a Triggering Event following a Change in Control and may be exercised by the executives at any time prior to the earlier of the expiration date of the options or 90 days after the executive’s termination.

Performance Graph
    Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on ASRV Common Stock against the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Bank Stocks for the five years beginning January 1, 2001 and ended December 31, 2005.

AUDIT COMMITTEE REPORT
    The Audit Committee of the Board of Directors of ASRV is comprised of ten Directors. The members of the Audit Committee are Directors Dewar (Chair), O’Malley (Vice Chair), Adams, DeVos, Duke, Ford, Oravec, Picking, Sargent and Wise. The Audit Committee operates under a written charter adopted by the Board of Directors on October 20, 2005. Upon Mr. Ford’s resignation as an employee of ASRV on March 31, 2004, Mr. Ford became the Audit Committee financial expert. Because Mr. Ford was an employee of ASRV through March 31, 2004, Mr. Ford does not meet the independence requirements pursuant to the NASDAQ listing standards. The limited circumstances exception of the NASDAQ listing standards allows the Board to appoint a non-independent director to the Audit Committee for up to two years, if the Board determines that the director’s service on the Audit Committee is in the best interest of ASRV and the shareholders. The Board has determined that Mr. Ford’s service on the Audit Committee is in the best interest of ASRV and the shareholders because of Mr. Ford’s many years of banking experience, especially in his role as a consultant to banks undergoing a management and financial performance transformation. As a result of this experience, he is familiar with accounting estimates affecting community banks, including the establishment of loan loss reserves. Mr. Ford’s ability to serve as the Audit Committee financial expert pursuant to this exception expires on March 31, 2006. After that date, the Audit Committee will no longer have a designated financial expert. ASRV believes that an audit committee financial expert is not necessary because, on a composite basis, the members of the Audit Committee possess all of the attributes required of an audit committee financial expert. As the non-executive Chairman of ASRV, it is appropriate that Mr. Ford be aware of all decisions, actions and deliberations made by the Audit Committee. Therefore, the Board of Directors has appointed Mr. Ford as an ex officio member of the Audit Committee effective April 1, 2006. So long as Mr. Ford is not independent under applicable NASDAQ listing requirements, the Audit Committee, at the request of any member of the Audit Committee, may require Mr. Ford to excuse himself from any Audit Committee meeting.
    The Audit Committee has reviewed the audited financial statements of ASRV for the fiscal year ended December 31, 2005, and discussed them with management and ASRV’s independent accountants, Deloitte & Touche LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61.
    The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants’ independence from ASRV and management with the accountants. Furthermore, the Audit Committee has considered whether the fees paid by ASRV to Deloitte & Touche and described below are compatible with maintaining Deloitte & Touche’s independence from ASRV. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that ASRV’s audited financial statements for the fiscal year ended December 31, 2005, be included in ASRV’s Annual Report for that fiscal year.
INDEPENDENT PUBLIC ACCOUNTANTS
    Deloitte & Touche LLP has audited ASRV’s financial statements for the fiscal year ended December 31, 2005, and the report on such financial statements appears in the Annual Report to Shareholders.
    Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees of Independent Auditors
    The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2005, and December 31, 2004, by Deloitte & Touche LLP.

December 31, 2005
Audit Fees	$1,221,916
Audit-Related Fees	$51,400
Tax Fees	$53,900
All other fees	$0

$1,327,216
December 31, 2004
Audit Fees	$702,770
Audit-Related Fees	$92,000
Tax Fees	$73,090
All other fees	$0

$867,860
    In 2004, the line item above entitled “Audit Fees” included $441,500 in core audit fees and expenses associated with the 2004 capital offering that amounted to $261,270. In 2005 the same line item included $445,000 in core audit fees, $585,800 in expenses associated with the Sarbanes-Oxley Act and expenses associated with the 2005 capital offering that amounted to $191,116.
    Audit-related fees included audits of the ERECT and BUILD Funds, which are specialty union funds managed by the Trust Company.
    Tax fees included tax compliance services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of federal, state and local income tax return assistance and assistance with tax audits and appeals.
    The Audit Committee may, from time to time, grant pre-approval to those permissible non-audit services classified as “all other fees” that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has not currently pre-approved any such services.
    A list of the SEC’s prohibited non-audit services is attached to the pre-approval policy. The SEC’s rule and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
    The pre-approval fee levels for all services to be provided by Deloitte & Touche will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee. The approved pre-approval fee level for audit services for fiscal year 2005 was $10,000.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Auditors
    The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors in accordance with the pre-approval policies and procedures adopted by the Audit Committee at its September 15, 2005 meeting. These services may include audit services, audit-related services, tax services and other services. Under the policy, pre-approved services include pre-approval of non-prohibited services for a limited dollar amount. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting. All services performed by Deloitte & Touche in 2005 were pre-approved in accordance with the pre-approval policy.

Corporate Governance Documents
    A copy of the Company’s Code of Ethics and Legal Code of Conduct, the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers and the charters of the Company’s Audit Committee, Nominating Committee, and Management Compensation Committee are available on the Company’s website under Investor Relations at www.ameriservfinancial.com and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, AmeriServ Financial, Inc., P. O. Box 430, Johnstown, Pennsylvania 15907-0430, by e-mail at info@ameriservfinancial.com or by calling Investor Relations at (814) 533-5310.
FINANCIAL INFORMATION
    Requests for printed financial material of ASRV or any of its subsidiaries – annual reports, Forms 10-K,  10-Q and Call Reports – should be directed to Jeffrey A. Stopko, Senior Vice President and Chief Financial Officer, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430, telephone (814) 533-5310.
TRANSACTIONS WITH MANAGEMENT
    Certain directors, nominees, and executive officers or their associates were customers of and had transactions with ASRV or its subsidiaries during 2005. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. These loans represented, in the aggregate, 5.03% of shareholders’ equity as of December 31, 2005.
OTHER MATTERS
    The Board of Directors knows of no other matters to be presented at the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.
COMPLAINTS AND CONCERNS
    Shareholders and other interested parties who desire to communicate directly with the Company’s independent, non-management directors should submit communications in writing addressed to Audit Committee Chair, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
    Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with the Company’s Audit Committee in writing addressed to Audit Committee Chair, AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    Any shareholder desiring to present a proposal to be considered at the 2007 Annual Meeting of Shareholders should submit the proposal in writing to: Chairman, AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430 no later than November 21, 2006.

By Order of the Board of Directors

Sharon M. Callihan
Corporate Secretary
March 20, 2006

PROXY
AMERISERV FINANCIAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
The undersigned shareholder(s) of AMERISERV FINANCIAL, INC., Johnstown, Pennsylvania do(es) hereby appoint Harry Morrow and Barry Gilchrist, or either one of them my (our) attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Corporation standing in my (our) name(s) on its books on March 3, 2006, at the Annual Meeting of its Shareholders to be held at the Holiday Inn Downtown, Crown Ballroom, 250 Market Street, Johnstown, PA 15901-2996, on Tuesday, April 25, 2006, at 1:30 p.m., or any adjournment(s) thereof, as follows on the reverse side.
This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of said Corporation.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
Your vote is important. Please vote immediately.
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY TELEPHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMERISERV FINANCIAL, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY, 11717
If you vote over the Internet or by telephone, please do not mail your card.

AMERISERV FINANCIAL, INC.
IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND IN THE BEST JUDGMENT OF THE PERSONS NAMED IN THIS PROXY WITH RESPECT TO ITEM 2.
Election of Directors
1.  Election of Class II Directors for Terms Expiring 2009.

Nominees:	(01) J. Michael Adams, Jr.
(02) Edward J. Cernic, Sr.
(03) Margaret A. O’Malley
(04) Mark E. Pasquerilla
(05) Thomas C. Slater

For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.
☐	☐	☐

2.  In their discretion, vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE.
Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 20, 2006.
Please sign and return your proxy card promptly in the enclosed addressed envelope.
Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.
For address change, pleas check this box and write them on the back where indicated       ☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Signature:

Date:

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